UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 20, 2011

NATIONAL AUTOMATION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53755 (Commission File Number)	26-1639141 (I.R.S. Employer Identification No.)

2470 St. Rose Parkway, Suite 311 Henderson, NV 89074 (Address of principal executive offices) (zip code)

(702) 487-6274 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01             Other Events

On December 20, 2011, we informed the staff of the Securities and Exchange Commission that we do not intend to act on the majority written consent of our shareholders described in our Definitive Information Statement on Schedule 14C (filed with the Commission on December 9, 2011, File No. 000-53755), and won’t be further modifying, pursuing, or sending the Information Statement.

Section 9 – Financial Statements and Exhibits

Item 9.01             Financial Statements and Exhibits

(d)           Exhibits

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 20, 2011	National Automation Services, Inc.,
a Nevada corporation

/s/ Robert W. Chance
By: Robert W. Chance
Its: President and Chief Executive Officer